                                                                  EXHIBIT 10.145

                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO LOAN SECURITY AGREEMENT (this "Amendment") is made and entered into as of December 29, 1995, by and among TELTRONICS, INC., a Delaware corporation (hereinafter referred to as "Teltronics") with its chief executive office and principal place of business at 2150 Whitfield Industrial Way, Sarasota, Florida 34243; AT SUPPLY, INC., a Texas corporation (hereinafter referred to "ATS"; Teltronics and ATS are collectively referred to hereinafter as "Borrowers" and individually as a "Borrower"); and THE CIT GROUP/CREDIT FINANCE, INC., a Delaware corporation (hereinafter referred to as "Lender") with an office at 135 West 50th Street, New York, New York 10020.


                                   RECITALS:

         Lender and Teltronics are parties to a certain Loan and Security Agreement dated October 28, 1994, as amended by that certain letter agreement dated December 27, 1994 (as at any time amended, the "Loan Agreement"), pursuant to which Lender has made certain revolving credit and term loans to Teltronics.

         TTG Acquisition Corp. ("TTG") is a wholly-owned subsidiary of Teltronics, and TTG owns eighty percent (80%) of the issued and outstanding capital stock of ATS.

         In order to utilize the financial powers of Borrowers in the most efficient and economic manner and as a matter of administrative convenience, Teltronics and ATS desire that ATS become a party to the Loan Agreement and that Lender make revolving loans thereunder to Borrowers based upon the value of the assets of Borrowers.

         Borrowers' business is a mutual and collective enterprise and Borrowers believe that the consolidation of all loans and other financial accommodations under the Loan Agreement will enhance the aggregate borrowing powers of Borrowers and ease the administration of their loan relationships with Lender, all to the mutual advantage of Borrowers.

         As an accommodation to Borrowers and at Borrowers' request in furtherance of Borrowers' mutual and collective enterprise, Lender is willing to extend credit to Borrowers and to administer Borrowers' collateral security therefor on a combined basis in accordance with the terms of the Loan Agreement as amended hereby.

         The parties desire to amend the Loan Agreement as hereinafter set forth.

         NOW, THEREFORE, for and in consideration of TEN DOLLARS ($10.00), in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

        1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

        2. ASSUMPTION OF LOANS. In consideration of Lender's consent to ATS becoming a party to the Loan Agreement, ATS assumes and agrees to be jointly and severally liable with Teltronics for all Revolving Loans and the Term Loan outstanding on the date of this Agreement and hereafter outstanding from time to time under the Loan Agreement, together with all fees, expenses and other charges payable in the collection thereof or otherwise in connection therewith.

        3. CO-BORROWING ARRANGEMENT. Borrowers acknowledge that they have requested Lender to extend financial accommodations to them, on a combined basis, in accordance with the provisions of the Loan Agreement as hereby amended. Borrowers shall be jointly and severally liable for the payment of the Term Loan and all Revolving Loans heretofore or hereafter made by Lender under the Loan Agreement and all interest, fees and other charges payable in connection with the Term Loan and the Revolving Loans. A request by Teltronics for a Revolving Loan shall be deemed to be a request for a Revolving Loan by both of them, and each shall be an agent for the other for such purposes, and Revolving Loan made by Lender under the Loan Agreement, whether or not advanced to a bank account in the name of only one of them, shall be deemed to be for the account and mutual benefit of both of them; provided, however, that in no event shall Revolving Loans made by Lender based on the value of the Eligible Inventory and Eligible Accounts of ATS exceed $500,000 in the aggregate. ATS hereby appoints Teltronics as, and Teltronics shall act under this Agreement as, the representative of ATS for all purposes, including requesting borrowings and receiving account statements and other notices and communications to Borrowers (or either of them) from Lender. Lender may rely, and shall be fully protected in relying on any request for borrowing, disbursement instructions, reports, information or any other notice or communication made or given by Teltronics, whether in its own name, on behalf of ATS or on behalf of the "Borrowers" and Lender shall have no obligation to make any inquiry or request any confirmation from or on behalf of ATS as to the binding effect on ATS of any such request, instruction, report, information, notice or communication, nor shall the joint and several character of Borrowers' liability for the Obligations be affected. Each loan made by Lender shall be disbursed to the loan account of the Borrower for whom such loan was requested, and each Borrower confirms that such arrangement shall have no effect on the joint and several character of their liability for the Obligations to the extent provided herein and in the Loan Agreement.

     4. Conforming Global Amendments. The Loan Agreement is hereby amended to effect the following conforming global amendments:

          (a) All references to "Borrower" shall mean both Teltronics and ATS, or either of them;

          (b) All references to Eligible Accounts or Eligible Inventory shall be understood to mean and include any accounts of Teltronics or ATS that meet the criteria for Eligible Accounts pursuant to subsection 2.1(d) of the Loan Agreement and any inventory of Teltronics or ATS that meets the criteria for Eligible Inventory under subsection 2.1(e) of the Loan Agreement; and

          (c) Any requirement for the giving by Lender of any notice to Borrowers shall be deemed fully complied with and discharged by the giving of such notice to either Teltronics or ATS, and notice to either shall be deemed to constitute an effective notice to both.

     5. Specific Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

          (a) By adding the following new Sections 1.3 and 1.4 to the Loan
     Agreement:

             1.3. "TELTRONICS" means Teltronics, Inc., a Delaware corporation, and its successors and assigns.

             1.4. "ATS" means AT Supply, Inc., a Texas corporation, and its successors and assigns.

          (b) By adding the following sentence to the end of Section 2.3(e) of the Loan Agreement:

             THIS PARAGRAPH INCLUDES INDEMNIFICATION AGAINST LIABILITY, LOSSES, DAMAGES, SUITS, ACTIONS OR PROCEEDINGS CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF LENDER OR ITS DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, PARTICIPANTS AND/OR ASSIGNS.

          (c) By deleting Section 9.9 of the Loan Agreement in its entirety and by substituting the following in lieu thereof:

             9.9 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE OFFICE OF LENDER SET FORTH IN
        SECTION 10.6(a)BELOW IS LOCATED, PROVIDED, THAT THE CREATION, PERFECTION AND PRIORITY OF ANY SECURITY INTEREST IN OR LIEN ON ANY COLLATERAL AND THE EXERCISE OF ANY RIGHT OR REMEDY WITH RESPECT TO ANY COLLATERAL SHALL BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE IN WHICH SUCH COLLATERAL IS LOCATED.

          (d) By adding the following new sections to Section 9 of the Loan
     Agreement:

             9.11. THIS AGREEMENT IS INTENDED BY THE BORROWERS AND THE LENDER TO BE THE FINAL COMPLETE AND EXCLUSIVE EXPRESSION OF THE AGREEMENT AMONG THEM WITH RESPECT TO THE SUBJECT MATTER HEREOF. THIS AGREEMENT SUPERSEDES ANY AND ALL PRIOR ORAL OR WRITTEN AGREEMENTS RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AGREEMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWERS AND A DULY AUTHORIZED OFFICER OF LENDER.

             9.12. Joint and Several Liability.

                (a) Joint and Several Liability. All of the Obligations shall constitute the joint and several, direct and general obligation of both Borrowers, and Borrowers shall be jointly and severally, directly and unconditionally liable to Lender for all of the Obligations, it being agreed that the advances to either Teltronics or ATS inure to the benefit of both Borrowers, and that the Lender is relying on the joint and several liability of Borrowers in extending Revolving Loans and other financial accommodations hereunder. Teltronics and ATS each hereby unconditionally and irrevocably agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, or interest owed on, any Revolving Loan or Other Obligation payable to Lender, it will forthwith pay the same, without notice or demand.

                (b) No Reduction in Obligations. No payment or payments made by Teltronics or ATS or any other Person or received or collected by Lender from Teltronics or ATS or any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of Teltronics or ATS under this Agreement, each of whom shall remain jointly and severally liable for the payment of all of the Obligations until paid in full and this Agreement is terminated.

             9.13. Waiver of Suretyship Defenses. Teltronics and ATS agree that the joint and several liability of Borrowers provided for in subsection
        9.12 of this Agreement shall not be impaired or affected by any modification, supplement, extension or amendment or any contract or agreement to which Teltronics or ATS may hereafter agree (other than an agreement signed by the Lender specifically releasing such liability), nor by any delay, extension of time for the payment of, renewal, compromise or other indulgence granted by Lender with respect to any of the Obligations, nor by any release of subordination of any Lien with respect to any or all of the Collateral other agreements or arrangements whatever with the other or with anyone else, each hereby waiving all notices of such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if it had expressly agreed thereto in advance. The liability of Teltronics and ATS is direct and unconditional as to all of the Obligations, and may be enforced without requiring Lender first to resort to any other right, remedy or security. Teltronics and ATS each expressly waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations, this Agreement or any other loan documents and any requirement that Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against Teltronics, ATS or any Person or any Collateral.

          (e) By deleting Section 10.6(c) in its entirety and by substituting the following new Section 10.6(c) in lieu thereof:

           (c) Borrowers:

               Teltronics, Inc.
               AT Supply, Inc.

          (f) By deleting Section 10.6(d) in its entirety and by substituting the following new Section 10.6(d) in lieu thereof:

             (d) Borrowers' Chief Executive Offices and Telecopier Numbers:

               Teltronics, Inc.:

                 2150 Whitfield Industrial Way
                 Sarasota, Florida 34243
                 Telecopier: (813) 751-7724

               AT Supply, Inc.

                 4706 Shavano Oak
                 Suite 104
                 San Antonio, Texas 78249
                 Telecopier: (210) 493-6510

          (g) By adding the following additional location to Section 10.6(f):

           AT Supply, Inc.
               4706 Shavano Oak
               Suite 104
               San Antonio, Texas 78249

          (h) By deleting the reference to "Not Applicable" that is contained in
     Section 10.6(g) of the Loan Agreement and by substituting in lieu thereof a reference to "Advantage Telcom Supply Company."

          (i) By adding the following new Section 11 to the Loan Agreement that reads as follows:

          SECTION 11.  CROSS-CORPORATE GUARANTIES.

             11.1 Guaranty. In consideration of the execution and delivery by Lender of this Agreement and the making of loans to Borrowers hereunder, Borrowers hereby jointly and severally guarantee absolutely and unconditionally to Lender the due and punctual payment, when and as due (whether upon demand, at maturity, by reason of acceleration or otherwise), of all the Obligations and agree to pay any and all expenses (including, but not limited to, legal fees and disbursements) which may be incurred by Lender in enforcing its rights under this guaranty. The liability of Borrowers under this guaranty shall be joint and several, unlimited and unconditional, and this guaranty shall be a continuing guaranty of any and all notes given as evidence of or in extension or renewal of any of the Obligations.

             11.2 Waivers. Each Borrower, to the fullest extent permitted by applicable law, hereby waives (i) diligence, presentment, demand and protest with respect to any instrument at any time evidencing any of the Obligations, (ii) any requirement that Lender exhaust any right or take any action against any other Person or any of the Collateral or other property at any time securing any of the Obligations, (iii) the benefit of all principles or provisions of applicable law which are or might be in conflict with the terms of this guaranty, (iv) notice of acceptance hereof (v) notice of the occurrence of a Default or Event of Default,
        (vi) notice of any and all favorable and unfavorable information, financial or other, about any other Borrower, heretofore, now or hereafter learned or acquired by a Borrower, (vii) notice of the existence or creation of any of the Obligations, (viii) notice of any alterations, amendments, increase, extension or exchange of any of the Obligations, (ix) notice of any amendments, modifications or supplements of or to this Agreement or any of the other loan documents, (x) all diligence in collection or protection of or realization upon the Obligations or the Collateral and (xi) the right to require Lender to proceed against the Borrowers or any Borrower on any of the Obligations. Each Borrower hereby further consents that the time of payment of any of the Obligations may be extended or any provisions of this Agreement or any of the other loan documents may be amended, waived or modified without notice to or further assent from the Borrowers and the Borrowers will remain bound under this guaranty notwithstanding such changes, extensions, amendments, waivers or modifications or any of its circumstances, whether or not referred to above, which might otherwise constitute a legal or equitable discharge of a guaranty.

             11.3 Subordination. No Borrower shall have any right of contribution, reimbursement or indemnity whatsoever, nor any right of recourse to security for any of the Obligations, and nothing shall discharge or satisfy the liability of any Borrower hereunder, until the termination of this Agreement and the irrevocable satisfaction in full of, or provision for, the Obligations; and any and all present and future debts and obligations of each Borrower to the other are hereby postponed in favor of and subordinated to the full payment and performance of all present and future Obligations.

             11.4 Release of Collateral. The joint and several liability of Borrowers shall continue notwithstanding and shall not be impaired and affected by any release of any Collateral or by the release of any one or more Persons liable for any of the Obligations, whether as principal, surety, guarantor, indemnitor or otherwise.

          (j) By adding the following new Sections 12 and 13 to the Loan Agreement that read as follows:

          SECTION 12.  WAIVER OF CONSUMER RIGHTS.

             EACH BORROWER HEREBY WAIVES ALL OF ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION, EACH BORROWER VOLUNTARILY CONSENTS TO THIS WAIVER. EACH BORROWER EXPRESSLY WARRANTS AND REPRESENTS THAT IT (A) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION RELATIVE TO LENDER, AND (B) HAS BEEN REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED

        BY THIS AGREEMENT. EACH BORROWER HAS READ AND UNDERSTANDS
        SECTION 12.           (Initials)           (Initials)

          SECTION 13.  INAPPLICABILITY OF CERTAIN TEXAS LAW PROVISIONS.

             The provisions of Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes) Article 5069-15 are specifically declared by Lender and Borrowers not to be applicable to this Agreement or the transactions contemplated hereby.

     6. Grant of Security Interest by ATS. To secure the payment and performance in full of all Obligations, ATS hereby grants to Lender a continuing security interest in and lien upon, and a right of setoff against, and ATS hereby assigns and pledges to Lender, all of the following:

          (a) All now owned and hereafter acquired right, title and interest of ATS in, to and in respect of all: accounts, interests in goods represented by accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor; contract rights; chattel paper; general intangibles (including, but not limited to, tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims, and existing and future leasehold interests in equipment, real estate and fixtures); documents; instruments; letters of credit, bankers' acceptances or guaranties; cash monies, deposits, securities, bank accounts, deposit accounts, credits and other property now or hereafter held in any capacity by Lender, its affiliates or any entity which, at any time, participates in Lender's financing of ATS or at any other depository or other institution; agreements or property securing or relating to any of the items referred to above;

          (b) All now owned and hereafter acquired right, title and interest of ATS in, to and in respect of goods, including, but not limited to:

             (i) All inventory, wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods, and materials to be used or consumed in ATS' business; and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licensor thereof;

             (ii) All equipment and fixtures, wherever located, whether now owned or hereafter acquired, including, without limitation, all machinery, equipment, motor vehicles, furniture and fixtures, and any and all additions, substitutions, replacements (including spare parts), and accessions thereof and thereto;

             (iii) All consumer goods, farm products, crops, timber, minerals or the like (including oil and gas), wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description;

          (c) All now owned and hereafter acquired right, title and interests of ATS in, to and in respect of any real or other personal property in or upon which Lender has or may hereafter have a security interest, lien or right of setoff;

          (d) All present and future books and records relating to any of the above including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the ATS, any computer service bureau or other third party;

          (e) All products and proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing.

     7. Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Loan Agreement and each of the loan documents executed in connection therewith (collectively with the Loan Agreement, the "Loan Documents") and all of such Borrower's covenants, duties and liabilities thereunder.

     8. Acknowledgements and Stipulations. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by either or both of Teltronics and ATS are legal, valid and binding, joint and several obligations of Borrowers that are enforceable against each Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower); the security interests and liens granted by Borrowers in favor of Lender are duly perfected, first priority security interests and liens; and the unpaid principal amount of the Revolving Loans on and as of January 3, 1996, totalled $2,227,728.62 and the unpaid principal amount of the Term Loan on and as of December 31, 1995, is $191,455.00. Each Borrower hereby acknowledges that this Amendment supersedes and replaces that certain Second Amendment to Loan and

Security Agreement dated of even date herewith among Borrowers and Lender.

     9. Representations and Warranties. Each Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of each Borrower and this Amendment has been duly executed and delivered by each Borrower; and all of the representations and warranties made by Borrowers in the Loan Agreement are true and correct on and as of the date hereof.

     10. Expenses of Lender. Borrowers jointly and severally agree to pay, on demand, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel.

     11. Governing Law. This Amendment shall be effective upon acceptance by Lender in New York, New York, whereupon the same shall be governed by and construed in accordance with the internal laws of the State of New York.

     12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     13. No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of any of the Loan Documents, the parties agree that the terms of each of the Loan Documents shall be strictly adhered to on and after the date hereof.

     14. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     15. Release of Claims. To induce Lender to enter into this Amendment, each Borrower hereby releases, acquits and forever discharges Lender, and all officers, directors, agents, employees, successors and assigns of Lender, from any and all liabilities, claims, demands, actions or causes or actions of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Lender arising under or in connection with any of the Loan Documents or otherwise.

     16. Waiver of Jury Trial. The parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in and delivered by their respective duly authorized officers on the date first written above.

ATTEST:                                          TELTRONICS, INC.
                                                 ("Borrower")
---------------------------------------------    By:
Paul D. Shrader, Secretary                       ---------------------------------------------
                                                 Ewen R. Cameron, President
[CORPORATE SEAL]
ATTEST:                                          AT SUPPLY, INC.
                                                 ("Borrower")
---------------------------------------------    By:
Paul D. Shrader, Secretary                       ---------------------------------------------
                                                 John P. Stephenson,
                                                     President
[CORPORATE SEAL]
                                                 Accepted in New York, New York:
                                                 THE CIT GROUP/CREDIT FINANCE, INC.
                                                 By:
                                                 ---------------------------------------------
                                                 Title:
                                                 ---------------------------------------------

                      [Signatures continued on next page]

                           CONSENT AND REAFFIRMATION

     The undersigned guarantors of the Obligations of Borrowers at any time owing to Lender hereby (i) acknowledge receipt of a copy of the foregoing Second Amendment to Loan and Security Agreement; (ii) consent to Borrowers' execution and delivery thereof and of the other documents, instruments or agreements Borrowers agree to execute and deliver pursuant thereto; (iii) agree to be bound thereby; and (iv) affirm that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirm that such guaranty is and shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of such Second Amendment to Loan and Security Agreement.

ATTEST:                                          TTG ACQUISITION CORP.
--------------------------------------------     By:
Secretary                                        --------------------------------------------
[CORPORATE SEAL]                                     Ewen R. Cameron, President


                                                 ------------------------------------------- (SEAL)
                                                 Norman R. Dobiesz

     The undersigned, legal counsel to Borrowers, executes this Agreement solely to acknowledge the waiver of the Texas Deceptive Trade Practices-Consumer Protection Act contained in Section 12 of the foregoing Amendment.

                                            BORROWERS' COUNSEL

                                            BLAIR & ROACH

                                            By:
                                            ------------------------------------